UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2014

RIGHTSIDE GROUP, LTD.

(Exact name of Registrant as specified in its charter)

Delaware	001-36262	32-0415537
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

5808 Lake Washington Blvd. NE, Suite 300 Kirkland, Washington	98033
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 298-2500

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The compensation committee of the board of directors of Rightside Group, Ltd. (the “Company”), in consultation with the Company’s independent compensation consultant, Compensia, Inc., reviewed the compensation of the Company’s management, including its named executive officers, in comparison to peer companies.

Following such review, the compensation committee approved adjustments to the compensation of certain members of management, including Wayne M. MacLaurin and Rick Danis.  The compensation committee approved the following grant of restricted stock units pursuant to the Rightside 2014 Equity Incentive Award Plan.  The restricted stock units granted to each person vest in 16 substantially equal installments on each three month anniversary of the grant date.

Name and Principal Position	Restricted Stock Units (#)	Grant Date
Wayne M. MacLaurin Chief Technology Officer	33,440	10/29/14
Rick Danis General Counsel	10,684	10/29/14

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2014	RIGHTSIDE GROUP, LTD.

	By:	/s/ Taryn J. Naidu
Taryn J. Naidu
Chief Executive Officer

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